Organization and Description of Business	12 Months Ended
Jun. 30, 2024
Organization and Description of Business [Abstract]
Organization and Description of Business
(1)	Organization and Description of Business

Highest Performances Holdings Inc. (the “Company”) (formerly known as “Puyi Inc.”) was incorporated in the Cayman Islands in July 2018 and listed on the Nasdaq on March 29, 2019.

AIX Inc. (“AIX”) (formerly known as “Fanhua Inc.”) held approximately 4.46% of the Company’s equity interests since September 2018. On December 22, 2023, the Company entered into a share repurchase agreement with AIX, pursuant to which the Company agreed to repurchase all of the 4.46% equity interests (see details in Note 18). Concurrently, a wholly-owned subsidiary of AIX entered into a share transfer agreement with the Company to acquire15.41% equity interests in Fanhua Puyi Fund Sales Co., Ltd. (“Puyi Fund”), a wholly-owned subsidiary of the Company, at an aggregate consideration including a transfer price for the aforementioned 4.46% equity interests and cash of RMB10,463 which was accounted for as a partial disposal of the Group’s equity interests in Puyi Fund to AIX without losing its control over Puyi Fund. No disposal gain or loss was recognized.

On December 27, 2023, the Company and certain shareholders of AIX Inc. (the “Selling Shareholders”) entered into securities exchange agreements (the “Agreements”). According to the terms and conditions set forth in the Agreements, the Company issued an aggregate of 284,113,314 ordinary shares to the Selling Shareholders, and in exchange therefor, the Selling Shareholders transferred to the Company an aggregate of 568,226,628 ordinary shares of AIX that they beneficially owned (the “Transaction through Exchange of Equity Interests”). The transaction was completed on December 31, 2023. As a result of the Transaction through Exchange of Equity Interests, the Company owns approximately 50.10% of AIX’s equity interests and the Selling Shareholders collectively obtained around 76.67% of the Company’s equity interests. Upon the closing of the transaction, the Company directly owns a majority equity interest as well as the voting rights in AIX through which the Company possesses a controlling financial interest. On the other hand, the 76.67% of the Company’s equity interests were dispersed amongst the individual Selling Shareholders with none holding a majority equity interest in the Company. The transaction is accounted for as a business combination using the acquisition method (see details in Note 3). The Company, as a legal acquirer, is determined as the accounting acquirer while AIX is identified as the legal and accounting acquiree. In identifying the accounting acquirer, management’s assessment gives more weight to the factor in which the Company obtained control over more than 50% of the voting interests in AIX.

As of June 30, 2024, the Company has increased its shareholding in AIX to 51.65% through directly purchasing American depositary shares (“ADSs”) in the open market.

The Company, its subsidiaries and the consolidated variable interest entities (see Note 2(a) for details) are collectively referred to as the “Group”. The Group is principally engaged in the provision of agency services, insurance claims adjusting services and wealth management services in the People’s Republic of China (the “PRC”).